TERMINATION AGREEMENT


      THIS AGREEMENT is made September 9, 1997 between JOSEPH HYDRO COMPANY, INC., a Delaware corporation ("Joseph Hydro"), and PACIFICORP, an electric utility incorporated in Oregon with corporate headquarters in Portland, Oregon ("PacifiCorp").

                                    RECITALS

      A. On July 31, 1991, Joseph Hydro and PacifiCorp entered into an Amended and Restated Power Purchase Agreement ("Power Purchase Agreement") wherein Joseph Hydro agreed to sell and PacifiCorp agreed to purchase power generated at the Joseph Hydro Project located near Joseph, Oregon ("Project").

      B. Joseph Hydro and PacifiCorp desire to terminate the Power Purchase Agreement under the general terms and conditions agreed to by the parties in the November 15, 1996 letter agreement ("Letter Agreement").

      THEREFORE, in consideration of the terms, covenants and conditions set forth below, the parties agree as follows:

                                    AGREEMENT

      1. TERMINATION. Joseph Hydro and PacifiCorp agree that the Power Purchase Agreement shall terminate as of the Closing Date. The termination of the Power Purchase Agreement on the Closing Date shall not affect any of the rights or obligations of either party to the Power Purchase Agreement accruing prior to the Closing Date. Any payments required or due from any party under the Power Purchase Agreement shall be made promptly on proper invoice, except as provided in Section 3.1 below.

      2. FERGUSON RIDGE OPTION. Under the terms of the Letter Agreement, PacifiCorp will not acquire the Ferguson Ridge powerhouse and associated facilities.

      3.    CONSIDERATION

            3.1 CASH PAYMENT. As consideration for this Agreement, PacifiCorp agrees to pay Joseph Hydro on the Closing Date the sum of $2,787,000, plus payment for net metered Output delivered to PacifiCorp after June 23, 1997, but prior to the Closing



NYFS10...:\84\38684\0003\1924\AGR9277A.030

Date, based upon eight (8) mills or $.008/kWh up to a limit of 3,500,000 kWh (the "Closing Payment"). In the event the Closing does not occur on or prior to the Closing Date, all payments will continue in the ordinary course under the terms of the Power Purchase Agreement until the Closing occurs. All payments made by PacifiCorp, if any after the Closing Date, for net metered output delivered after June 23. 1997 shall be credited against the Closing Payment at the Closing.

            3.2 JOSEPH HYDRO'S OBLIGATIONS. As consideration for this Agreement, Joseph Hydro agrees to terminate production and delivery of Power, surrender the Power Purchase Agreement and remove all facilities associated with the Project in accordance with the final agreement Joseph Hydro reaches with the appropriate governmental agencies. Such removal will include, at a minimum, the two upper powerhouses, all enclosed equipment in all three powerhouses, all electrical equipment located outside the powerhouses, including the Project's transmission line (the "Line") and each powerhouse's headworks. The Line would be removed to the location of the Ferguson Ridge powerhouse. All of the Project's generation related interconnection equipment shall be removed. All equipment necessary to provide electrical service to the Ferguson Ridge powerhouse building will be retained.

      4.    EQUIPMENT REMOVAL AND SALVAGE RIGHTS

            4.1 PACIFICORP'S SELECTION OF EQUIPMENT. As part of the cash consideration reflected in Section 3. 1, PacifiCorp is entitled to selected equipment, facilities, and materials. Attached to this Agreement as Exhibit A is a complete inventory of equipment, facilities, and materials which PacifiCorp has identified for possible acquisition. Exhibit A also includes equipment, facilities and materials associated with the Ferguson Ridge powerhouse. It is the understanding of the parties that the selected equipment, facilities, and materials have a fair market value of $10,000.

            4.2 PARTIES OBLIGATIONS. PacifiCorp has identified and will mark all equipment, facilities and materials identified on Exhibit A for its acquisition. PacifiCorp will arrange for and provide at its cost all transportation of equipment, facilities and materials identified on Exhibit A, except those facilities designated for removal by PacifiCorp in Exhibit A. Joseph Hydro will dismantle and load all equipment, facilities and materials listed on Exhibit A. PacifiCorp will provide ample transportation to allow timely loading so Joseph Hydro will not incur equipment standby costs. Joseph Hydro will provide PacifiCorp with fourteen (14) days prior telephonic notice of its estimate of the required transportation equipment to keep the dismantling of the Project continuing in an orderly and timely manner.

      5. CLOSING. Closing of this Agreement ("Closing") is scheduled to be on September 11, 1997 ("Closing Date") at the offices of Wallowa Title Company (the "Escrow Agent"), in Enterprise, Oregon or at such other time and place as may be established by mutual consent of the parties. At closing Joseph Hydro shall deliver to PacifiCorp evidence satisfactory to PacifiCorp that Joseph Hydro has satisfied the conditions precedent to this Agreement as provided hereunder; and PacifiCorp shall pay Joseph Hydro the Closing Payment in accordance with
Schedule 3.1 attached hereto. PacifiCorp and Joseph Hydro agree to complete
Schedule 3.1 no later than forty-eight (48) hours prior to the Closing Date. Joseph Hydro may schedule a later Closing Date with at least two (2) business days notice to PacifiCorp.

      6. REPRESENTATIONS AND WARRANTIES OF JOSEPH HYDRO. To induce PacifiCorp to enter into this Agreement, Joseph Hydro represents and warrants as follows:

            6.1 ORGANIZATION AND EXISTENCE. Joseph Hydro is a corporation duly organized and validly existing under the laws of the state of Delaware. Joseph Hydro has all requisite power and authority to own and operate the Project and to carry on its business as now being conducted.

            6.2 AUTHORIZATION. The execution, delivery and performance of this Agreement have been duly authorized and approved in accordance with all documents and agreements pertaining to the organization of Joseph Hydro, and this Agreement constitutes a valid and binding agreement of Joseph Hydro in accordance with its terms.

            6.3 TRANSFER NOT SUBJECT TO THIRD PARTY APPROVAL. The execution and delivery of this Agreement by Joseph Hydro, and the consummation of the transactions contemplated hereunder, will not require the consent or approval of any third party, including any governmental subdivision or regulatory agency which has not been obtained as of the Closing Date, and will not constitute a default under any agreement, mortgage, lease or security agreement.

            6.4 LIABILITIES. The execution and delivery of this Agreement by Joseph Hydro, and the consummation of the transactions contemplated hereunder, will not cause PacifiCorp to become liable to any party for any obligations incurred or agreements made by Joseph Hydro prior to Closing, or any claim that had accrued against Joseph Hydro prior to Closing, in connection with the Project.

            6.5 ACCURACY OF REPRESENTATIONS AND WARRANTIES. None of the foregoing representations of Joseph Hydro contains any untrue statement of a material fact or omits or misstates any material facts necessary to make the statements contained therein not misleading.

      7. REPRESENTATIONS AND WARRANTIES OF PACIFICORP. To induce Joseph Hydro to enter into this agreement, PacifiCorp represents and warrants as follows:

            7.1 ORGANIZATION AND EXISTENCE. PacifiCorp is a corporation duly organized and validly existing under the laws of the state of Oregon. PacifiCorp has all requisite power and authority to carry on its business as now being conducted.

            7.2 AUTHORIZATION. The execution, delivery and performance of this Agreement have been duly authorized and approved in accordance with all documents and agreements pertaining to the organization of PacifiCorp, and this Agreement constitutes a valid and binding agreement of PacifiCorp in accordance with its terms.

            7.3 TRANSFER NOT SUBJECT TO THIRD PARTY APPROVAL. The execution and delivery of this Agreement by PacifiCorp, and the consummation of the transactions contemplated hereunder, will not require the consent or approval of any third party, including any governmental subdivision or regulatory agency which has not been obtained as of the Closing Date, and will not constitute a default under any agreement, mortgage, lease or security agreement.

            7.4 LIABILITIES. The execution and delivery of this Agreement by PacifiCorp, and the consummation of the transactions contemplated hereunder, will not cause Joseph Hydro to become liable to any party for any obligations incurred or agreements made by PacifiCorp prior to Closing, or any claim that had accrued against PacifiCorp prior to Closing, in connection with the Project.

            7.5 ACCURACY OF REPRESENTATIONS AND WARRANTIES. None of the foregoing representations of PacifiCorp contains any untrue statement of a material fact or omits or misstates any material facts necessary to make the statements contained therein not misleading.

      8. CONDITIONS PRECEDENT TO PACIFICORP'S OBLIGATIONS. PacifiCorp's obligation to close this Agreement shall be subject to the fulfillment of the following conditions:




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
            8.1 GOVERNMENTAL APPROVALS. All required governmental agencies must agree in final form to the removal plan mitigation program and all other aspects of the proposed transactions.

            8.2 RELEASES. All affected landowners, including without limitation the Wallowa Valley Improvement District, must release all rights or claims they may have against the Project or Joseph Hydro on terms acceptable to Joseph Hydro, in Joseph Hydro's sole discretion.

            8.3 BOARD APPROVAL. Joseph Hydro's board of directors must agree to the terms of this Agreement.

            8.4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF JOSEPH HYDRO. All representations and warranties made by Joseph Hydro in this Agreement shall be true as of the Closing Date and, as of the Closing Date, Joseph Hydro shall not have violated or failed to perform in accordance with any covenant contained in this Agreement.

      9. CONDITIONS PRECEDENT TO JOSEPH HYDRO'S OBLIGATIONS. Joseph Hydro's obligation to close this Agreement shall be subject to the fulfillment of the following conditions:

            9.1 PacifiCorp shall at Closing release any security it may hold for the performance of Joseph Hydro's obligations under the Power Purchase Agreement.

            9.2 PacifiCorp shall, by proceeding to close, release any and all claims against Joseph Hydro it holds as of the Closing Date, including, but not limited to, O/M reimbursements and line loss adjustments prior to the Closing Date.

            9.3 PacifiCorp shall have received prior to the Closing Date all authorizations necessary to close this Agreement.

            9.4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF PACIFICORP. All representations and warranties made by PacifiCorp in this Agreement shall be true as of the Closing Date and, as of the Closing Date, PacifiCorp shall not have violated or failed to perform in accordance with any covenant contained in this Agreement.

      10.   SURVIVAL AND INDEMNIFICATION.

            10.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Joseph Hydro and PacifiCorp in this Agreement and all claims for breach thereof shall survive the Closing.

            10.2 JOSEPH HYDRO'S INDEMNIFICATION. Joseph Hydro agrees to indemnify, defend, hold harmless and releases PacifiCorp, its successors and assigns from and against any and all claims, liabilities and obligations of any kind and description known and unknown arising out of Joseph Hydro's development, operation and ownership of the Project prior to the Closing Date, including any claim for monetary damages from the Lower Sheep Creek property owners and any prepayment penalty on Joseph Hydro's loan with GE Capital.

      11. TERMINATION. If this Agreement does not close within thirty (30) days of the Closing Date, either party may elect to terminate this Agreement with ten
(10) days written notice to the other party. In the event this Agreement is terminated in accordance with this Section 11, then this Agreement shall be null and void ab initio as if the parties had never entered into this Agreement and any and all covenants, obligations and agreements under this Agreement will be of no force or effect.

      12. WAIVER. No waiver of a breach of any covenant, term or condition of this Agreement by either party hereto on any occasion shall be a waiver of any other breach of the same or any other covenant, term or condition by the same party on the same occasion or by either party on any other occasion.

      13. RELEASES. Any releases required by this Agreement do not release either party to this Agreement to any of its obligations under this Agreement.

      14. ASSIGNMENT. Neither Joseph Hydro nor PacifiCorp shall assign or transfer this Agreement or any part thereof without the prior written consent of the other party, which shall not be unreasonably withheld. Such assignment or transfer without the prior written consent of the other party shall constitute a default under this Agreement.

      15. SUCCESSION. This Agreement shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successors and permitted assigns.

      16. FURTHER DOCUMENTATION. The parties, upon request, agree to execute and deliver such further documents as may be required to carry out all of the provisions of this Agreement.



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
      17. APPLICABLE LAW. This Agreement shall by construed and interpreted according to the laws of the state of Oregon.

      18. ENTIRE AGREEMENT. This document constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, whether or written, with respect hereto.

      19. NOTICE. Any notice or other communication required or permitted to by given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to which it is to be given, addressed as follows:

      If to Joseph Hydro, to it at

      680 Washington Blvd.
      Stamford, CT  06901
      Attention:  President

      with a copy to

      Stephen Champagne
      Curtis, Thaxter
      One Canal Plaza
      P.O. Box 7320
      Portland, ME  04112-7320

      If to PacifiCorp, to it at:

      Manager, New Generation Acquisitions
      825 N.E. Multnomah, Suite 625
      Portland, OR 97232

      with a copy to

      Stoel Rives LLP
      999 Main Street, Suite 1015
      Boise, ID  83702-9011

(or to such other address as the party shall have furnished in writing in accordance with the provisions of this paragraph). Any notice of other communication given by certified mail



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
shall be deemed given at the time or certification thereof except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

      20. COUNTERPART DOCUMENTS. This Agreement is being simultaneously executed in two counterparts, each of which shall have the force and effect of an original document. Execution of this document may be completed by facsimile with original documents and signatures to follow.

      IN WITNESS THEREOF, the parties have executed this Agreement as of the date first set for above.

SELLER                                          PURCHASER

JOSEPH HYDRO COMPANY.INC.                       PACIFICORP

By:                                             By:
   -----------------------------                   ----------------------------
Title: President                                Title: Senior Vice President

                                  SCHEDULE 3.1


On the Closing Date the Escrow Agent shall distribute the funds as follows:


Via wire                                            Wire
Transmission to:                 Amount             Instructions

Wallowa Valley
Improvement District          $    25,000           Wiring Instructions to be
                                                    determined prior to closing.

Little Sheep Creek
Property Owners               $   145,000

Mr. Johnny Johnson            $   125,000

Mr. Norm Kamp                 $    20,000

General Electric
Capital Corporation            $2,100,000

Joseph Hydro*                  $  400,000
                               ----------

Total                          $2,815,000

* For removal costs, miscellaneous expenses and reimbursement of legal expenses incurred and paid to date.

                                                                    Exhibit A
                                FERGUSON RIDGE
                                  POWERHOUSE

 ITEM        QTY.                      ITEM DESCRIPTION
 ----        ----                      ----------------

                        All Motor/Generators are W, Type LAC Life Line D 3 phase
                        and 4160v except as otherwise noted.
1             2         Motor/Generators,W., Type LAC Life Line D, Model TUDP
                        Frame - 4451, 93 kW, Style 83C20083, 460 V, 1251 rpm
2             1         Motor/Generators,W., Type LAC Life Line D, Model HSDP,
                        Frame, 5008-3 ?, 205 kW, Style 82F52803, 1776/1818 rpm
3             4         Motor/Generators,W., Type LAC Life Line D, Model HSDP,
                        Frame 5809L, Style - 82F52801 300kW, 1187/1211 rpm
4             3         Turbine, Worthington, 351kW, 1210 rpm, Model 14LNT20.B
5             2          Turbine, Worthington, 84.3kW, 1210 rpm, Model 6LNT18
6             1          Turbine, Worthington, 199kW, 1815 rpm, Model 10LNT14
            NOTE:       Turbines and motor/generators to include all piping,
                        reducers, above concrete floor; all valves, including pneumatic, manual operating systems;
                        tachometers;control, protection and monitoring systems;
                        control panels; switches; fuses; breakers; instrument transformers, CT'sPT's, metering equipment, including meters and transducers; PC 700 Programmable Controller, including monitor, multiplexers and when possible, interconnecting wiring.

7             1         W Type DHP, 1200A Breaker, Cat. No. 50DHP250
8             1         3 Ph transformer, 2500/3125 kVA full load, 4160v delta-
                        20780V Gnd. Y
9             1         Transformer 480V:4160v, 225kva, Pad Mount (W-POW-R-
                        PAD)
10            1         Switch - 20.8 kv, Tie Point Disconnect (visual dc)
11            1         Breaker 20.8kv, 4W10, PPI FRC22

                        Valves, Keystone, sizes range 18 1/4, 13.5", 19.5"
12            2         Pneumatic and Hydraulic Butterfly Valves, Actuators and
                        Controllers, Spares included
13            1         Keystone PUD 240 Valve Gear Box(es)

                                                                    Exhibit A

                                FERGUSON RIDGE
                                  POWERHOUSE

 ITEM        QTY.                      ITEM DESCRIPTION
 ----        ----                      ----------------




14*           1         Dayton Single Phase Air Compressor, 5hp - 230v,
                        23amp/200 psi, approx. 50 gallon tank,
                        (Approx. 50 gallon size tank)

                        VEHICLES
15*           1         1988 Dodge Power Ram 1/2-Ton flatbed pickup
16*           1         1988 Jeep 4X4, Lic. # UUA 830
17*           1         Snow Oat and Tracks

18*                     BUILDING FIXTURES, such as
             ALL        Wall fans (plug in's)
             ALL        Wall Heaters
             ALL        Ventilating Ceiling Fans


19*          ALL        MISCELLANEOUS MATERIAL AND LINE EQUIP










--------
*Items that PacifiCorp will remove

                                                                   Exhibit A

                                  CANAL CREEK
                                  POWERHOUSE

 ITEM        QTY.                      ITEM DESCRIPTION
 ----        ----                      ----------------


                        Induction Motors with Starters 3 phase and 4160v except
                        as otherwise noted.
1             2         Motor/Generators,W., Type LAC Life Line D, Model TUDP,
                        75kw, 460 V, Style 83C20039, Frame 4451
2             1         Motor/Generators,W., Type LAC Life Line D, Model HSDP,
                        175 kw, Style 82F52804, Frame 5009-L,
3             4         Motor/Generators,W., Type LAC Life Line D, Model HSDP,
                        Frame 5808L, Style - 82F52802

                        Worthington Turbines
4             4         Turbines, Worthington, Model 14LNHT17, 257.5kW, 1210
                        rpm, Horizontal
5             1         Turbines, Worthington, Model 10LNT18, 150.4kW, 1210 rpm,
                        Horizontal
6             2         Turbines, Worthington, Model 8LNT12, 65.5kW, 1815 rpm,
                        Horizontal

                        Turbines and motor/generatiors to include all piping,
                        reducers, above concrete floor; all valves, including
                        pneumatic & manual operating systems; tachometers;
                        control, protection and monitoring systems; control
                        panels; switches;fuses;breakers; instrument
                        transformers, CT's & PT's, metering equipment, including
                        meters and transducers; PC 700 Programmable Controller,
                        including monitor, multiplexers and when possible,
                        interconnecting wiring.
7            15         Valves, sizes range 18 1/4", 13.5", 19.5" Pneumatic and
                        Hydraulic Butterfly Valves, Actuators and Controllers,
                        Spares included (8)air check valves, plus 12-13
                        hydraulic/pneumatic valves (4-20" mech., 4-20"
                        pneumatic, 3-14" mech., 3-14" pneumatic, 4-20" spares,
                        2-14" spares)
8             1         W 3 ph transformer, 4160V delta -20780V Gnd. Y,
                        1500/1725 kVA, complete
9             1         Padmount transformer, 225 kVA, 480V/4160V
10            1         4160-volt Circuit Breaker, W Type R (Station Main)

                                                                   Exhibit A

                                  CANAL CREEK
                                  POWERHOUSE

 ITEM        QTY.                      ITEM DESCRIPTION
 ----        ----                      ----------------


11            1         37.5 kVA pole-mount sta svc transformer, compl with
                        LA's, switch, & fuses.


                        PRESSURE REDUCTION VALVES
12            7         Plus air relief valves, pressure reduction valve CLA-Val
                        8-50-       01B, pressure relief valves,
                        Chrispin model PL10, 1/4" check valves (7 units)

13*           1         Dayton Single Phase Air Compressor, 5hp - 230v,
                        23amp/200 psi, approx. 50 gallon tank,
                        (Approx. 50 gallon size tank)
14            1         Motor, 1hp 3 phase, trash rack cleaning system
15*           1         Jack, 2 ton, JE6695, Stk. #187882/8 ton long ram jack
16            1         AMPCO CC-9 Station main breaker panel
17            1         Westinghouse numalogic PC 700B, 13 cards, 7 panels,
18            1         W Type DHP Circuit Breaker
19            1         Fuse puller

20            1         STEEL METAL BUILDING STRUCTURE, TO INCLUDE
             ALL        Wall fans (plug in's)
             ALL        Wall Heaters
             ALL        Ventilating Ceiling Fans
             ALL        Louvered Shutters at ends of Building
21*           1         Eyewash station

22*                     MISCELLANEOUS MATERIAL AND LINE EQUIPMENT IN
                        BLDG.

* Items that PacifiCorp will remove

                                                                   Exhibit A

                              LITTLE SHEEP CREEK
                                  POWERHOUSE

 ITEM        QTY.                      ITEM DESCRIPTION
 ----        ----                      ----------------



1             4         Motor/Generators, W, Type LAC Life Line D, Model VSWl,
                        Frame 6808-P30, 860kW
2             1         Motor/Generators, W, Type LAC Life Line D, Model VSWl,
                        Frame 5009-P20, 220kW
3             1         Motor/Generators, W, Type LAC Life Line D, Model VSWl,
                        Frame 6808-P30, 480kW
4             4         Turbines, Layne, Model MG42Y, 857kW, 1200 rpm, vertical,
                        with base plate
5             1         Turbines, Layne, Model MG81, 561kW, 1800 rpm, vertical,
                        with base plate
6             1         Turbines, Layne, Model LT41, 235kW, 1800 rpm, vertical,
                        with base plate Turbines and motor/generators to include
                        all piping, including reducers, above concrete floor;
                        all valves, including pneumatic, hydraulic and manual
                        operating systems; intake heads; tachometers; control,
                        protection & monitoring systems; control panels;
                        switches; fuses; breakers;instrument transformers, CT's
                        & PT's; metering equipment, including meters and
                        transducers; PO-700 Programmable Controller, including
                        monitor, multiplexers and, when possible,
                        interconnecting wiring.
7             1         Lighting Panel
8             1         Uninterruptivle Power Supply
9             1         4160-volt Circuit Breaker, W50DHP250, 1200A
10            1         37.5 kVA pole-mount station service transformer,
                        complete and LA's, switch, & fuses.
11            1         Relay Panel, complete, including transformer diff. relay
                        and ground voltage relay.
12            1         Line disconnect switch, 20.8kV, LS-21, complete with
                        controls.
13            1         Control Panel for hydraulic pump.
14            1         W 3 phase transformer, 4160V delta-20780V Gnd. Y,
                        6250/7812 kVA, complete

15*         1           COMPLETE STEEL BUILDING STRUCTURE TO
                        INCLUDE:

16*         ALL         Wall Fans (plugin's)
17*         All         Wall Heaters

                                                                   Exhibit A

                              LITTLE SHEEP CREEK
                                  POWERHOUSE

 ITEM        QTY.                      ITEM DESCRIPTION
 ----        ----                      ----------------


18*         All         Ventilating Ceiling Fans
19*         All         Louvered Shutters at ends of Building

         MISCELLANEOUS MATERIAL AND LINE EQUIPMENT STORED IN BUILDING

20*           1         Teel chemical solution pump, complete with 1/20 HP
                        fan-cooled 115-volt, magnetic drive
21*           1         Dayton capacitor start motor, 1/3 HP, 1725 rpm,
                        115/230-volt, Mod. 5K341U
22            4         Astrolite heavy duty, deep cycle 12-volt batteries
23*           1         Baldor Industrial motor, 3-phase, Frame 184C, Ser. #
                        F991, 5 HP, w tanks, line & valves.
24*         ALL         Buss Fuses (located on shelving) - loose or in boxes
25*           1         GE Permanent - Magnetic Tach. Generator, Mod. No 5BC42AB
                        1780C RPM 1000
26*           1         Red Vise on Workbench
27*           1         Non-Installed eye wash station
28*           1         Six foot step ladder


*Items that PacifiCorp will remove